iShares®

iShares Trust

Supplement dated November 13, 2009

to the Prospectus and Statement of Additional Information (the “SAI”)

dated July 1, 2009 (as revised August 14, 2009) for the

iShares S&P Short Term National AMT-Free Municipal Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective November 13, 2009, the shares of a Creation Unit of the Fund is 50,000 and the approximately value of a Creation Unit of the Fund is $5,221,340.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-SUB-1109

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE